Exhibit 10.5

[On the letterhead of Deutsche Bank Luxembourg S.A.]

BY FAX AND BY POST

(Fax no: +1 646 443 8551)

To:                      Genco Shipping & Trading Limited

299 Park Avenue, 20th Floor, New York, New York 10171

Attention: Joe Adamo

Copy:   Genco Shipping & Trading Limited, Attention: John C. Wobensmith

Genco Lorraine Limited

Genco Pyrenees Limited

Genco Loire Limited

Genco Bourgogne Limited

Genco Picardy Limited

Genco Aquitaine Limited

Genco Normandy Limited

Genco Auvergne Limited

Genco Provence Limited

Genco Ardennes Limited

Genco Brittany Limited

Genco Languedoc Limited

Genco Rhone Limited

6 August 2012

Dear Sirs

Second supplemental agreement dated 1 August 2012 (the “Second Supplemental Agreement”) to US$253,000,000 secured loan agreement dated 20 August 2010 (as amended and restated, the “Loan Agreement”) made between (1) Genco Shipping & Trading Limited as borrower, (2) the Lenders (as defined therein), (3) Deutsche Bank AG Filiale Deutschlandgeschäft, BNP Paribas, Credit Agricole Corporate and Investment Bank, DVB Bank SE, Deutsche Bank AG Filiale Deutschlandgeschäft and Skandinaviska Enskilda Banken AB (publ) as mandated lead arrangers, (4) ourselves as agent for the Lenders, (5) BNP Paribas, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, DVB Bank SE and Skandinaviska Enskilda Banken AB (publ) as swap providers and (vi) Deutsche Bank AG Filiale Deutschlandgeschäft as security agent and bookrunner

All terms and expressions used in this letter shall have the same meaning given to them in the Loan Agreement.

We refer to clause 4.2 of the Second Supplemental Agreement and propose that it be revised to read in its entirety as follows:

“The prepayment of the Loan referred to in Clause 2.1.4 shall be applied in prepayment of each Repayment Instalment under each Tranche falling due after the Effective Date and on or before 31 December 2013.

For the avoidance of doubt no Repayment Instalment shall fall due under clause 5 of the Loan Agreement between the Effective Date and 31 December 2013 with the next Repayment Instalment falling due on 28 February 2014.”

If you agree, please sign below, whereupon such revision to clause 4.2 shall become effective.

This letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

This letter is a Finance Document and is expressed to be a Deed.

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

SIGNED and DELIVERED as a DEED

by

By:	/s/ Marlene Heinemann	By:	/s/ Franz-Josef Ewerhardy
Marlene Heinemann		Franz-Josef Ewerhardy

as duly authorised signatory
for and on behalf of
DEUTSCHE BANK
LUXEMBOURG S.A.
(as Agent acting on the instructions
of the Lenders)
in the presence of:

Witness signature:	/s/ Marc Lutz

Name:	Marc Lutz

Address:	c/o Deutsche Bank Luxembourg S.A.
2, Boulevard Konrad Adenauer
1115 Luxembourg, Luxembourg

Acknowledged and agreed on           August 2012 by:

SIGNED and DELIVERED as a DEED	)
By John C. Wobensmith	)	By:	/s/ John C. Wobensmith
as duly authorised Officer	)	John C. Wobensmith
for and on behalf of	)
GENCO SHIPPING &	)
TRADING LIMITED	)
(as Borrower))
in the presence of:	)

Witness signature:	/s/ Apostolos Zafolias

Name:	Apostolos Zafolias

Address:	235 Greenwich Street, New York

SIGNED and DELIVERED as a DEED	)
By John C. Wobensmith	)	By:	/s/ John C. Wobensmith
as duly authorised Officer	)	John C. Wobensmith
for and on behalf of	)
GENCO AQUITAINE LIMITED	)
GENCO ARDENNES LIMITED	)
GENCO AUVERGNE LIMITED	)
GENCO BOURGOGNE LIMITED	)
GENCO BRITTANY LIMITED	)
GENCO LANGUEDOC LIMITED	)
GENCO LOIRE LIMITED	)
GENCO LORRAINE LIMITED	)
GENCO NORMANDY LIMITED	)
GENCO PICARDY LIMITED	)
GENCO PROVENCE LIMITED	)
GENCO PYRENEES LIMITED	)
GENCO RHONE LIMITED	)
in the presence of:	)

Witness signature:	/s/ Apostolos Zafolias

Name:	Apostolos Zafolias

Address:	235 Greenwich Street, New York